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                                                                    Exhibit 32.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of microHelix, Inc. (the "Company") on Form 10-KSB for the annual period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Tyram H. Pettit, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 14, 2004
                                           /s/ TYRAM H. PETTIT
                                           -------------------------------------
                                           Tyram H. Pettit
                                           President and Chief Executive
                                           Officer